THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
					       C/O PRUDENTIAL CAPITAL GROUP
							     Four Embarcadero Center
								         Suite 2700
							San Francisco, California 94111


																		April 25, 2001



ALEXANDER & BALDWIN, INC.
822 Bishop Street
Honolulu, Hawaii 96801

Re: 		Amendment to 1996 Agreement and 1993 Agreement
         ----------------------------------------------

Gentlemen:

	Reference is made to (i) the Note Agreement (as amended from time to time, the "1993 Agreement") dated as of June 4, 1993, between ALEXANDER & BALDWIN,
INC. (the "Company") and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential"), (ii) the Private Shelf Agreement (as amended from time to time, the "1996 Agreement" and, together with the 1993 Agreement, the "Existing Agreements") dated as of August 2, 1996 by and between the Company, on the one hand, and Prudential and each Prudential affiliate which may have become bound by certain provisions of the 1996 Agreement, on the other hand and (iii) the Private Shelf Agreement (the "2001 Agreement") dated the date hereof by and between the Company, on the one hand, and Prudential and each Prudential affiliate which may become bound by certain provisions of the 2001 Agreement, on the other hand.

	Pursuant to the request of the Company, Prudential hereby agrees with the Company that the Company shall be deemed to be in compliance with or in default under (as the case may be) paragraphs 5 and 6 of the Existing Agreements by being in compliance with or in default under (as the case may be) paragraphs
5 and 6 of the 2001 Agreement as the same may be amended or otherwise modified from time to time with the written consent of Prudential. No termination of the 2001 Agreement in whole or in part shall affect the continued application hereunder of paragraphs 5 and 6 thereof and, upon the written request of either Prudential or the Company, paragraphs 5 and 6 of the Existing Agreements shall be amended to restate such paragraphs in substantially the same form as then existing in paragraphs 5 and 6 of the 2001 Agreement.

	If you are in agreement with the foregoing, please execute the enclosed counterpart of this letter and return it to the undersigned to the attention of James F. Evert at the above address, whereupon it shall become a binding agreement between the Company and Prudential, amending the Existing Agreements as and to the extent provided above.


															Sincerely,

															THE PRUDENTIAL INSURANCE COMPANY
															OF AMERICA



															By:  /s/ Mitchell W. Reed
 														        ----------------------------

															Its: Vice President


Accepted and agreed to as of
the date first appearing above:

ALEXANDER & BALDWIN, INC.

By:  /s/ J. S. Andrasick
     -----------------------------

Its: Sr. VP, CFO & Treasurer